Prudential National Muni Fund, Inc.

Supplement dated October 28, 2014 to the
Currently Effective Prospectus and Summary Prospectus

Effective immediately, the last sentence in the section of the Fund’s Prospectus entitled Fund Fees and Expenses/Portfolio Turnover is hereby replaced with the following:

During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

LR702